Supplement dated October 9, 2025, to the Statutory Prospectus and Initial Summary Prospectus dated May

1, 2025 For the Pacific Protective Growth limited premium registered index-linked deferred annuity contract

Issued by Pacific Life Insurance Company

Capitalized terms used in this supplement are defined in the Pacific Protective Growth limited premium registered index-linked deferred annuity contract statutory prospectus (“Prospectus”) unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at PacificLife.com/Prospectuses. Please read this supplement carefully and keep it with your Prospectus for future reference.

The purpose of this supplement is to announce certain premium guideline changes.

The changes outlined below will become effective November 3, 2025.

The following section from the Initial Summary Prospectus will be deleted and replaced in the section BUYING THE CONTRACT – Making Your Initial Purchase Payment.

Your initial Purchase Payment and any subsequent Purchase Payments, in aggregate, must be greater than or equal to $25,000 for both Non-Qualified and Qualified Contracts. Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent. We reserve the right to change this administrative practice in the future. The aggregate amount is based on all contracts where you are either the owner and/or annuitant.

The following sentences from the Statutory Prospectus will be deleted and replaced in the section  BUYING YOUR CONTRACT – Making Your Initial Purchase Payment.

We reserve the right to reject additional Purchase Payments. Your initial Purchase Payment and any subsequent Purchase Payments, in aggregate, must be greater than or equal to $25,000 for both Non-Qualified and Qualified Contracts. Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent. We reserve the right to change this administrative practice in the future. The aggregate amount is based on all contracts where you are either the owner and/or annuitant.

The following sentences will be deleted and replaced in the section  BUYING YOUR CONTRACT – Subsequent Purchase Payments.

Subsequent Purchase Payments are permitted only for 60 calendar days after your Contract Issue Date and are only permitted as a result of transfers or exchanges from other financial products requested at the time your Contract application is submitted. No other Purchase Payments are permitted. Your Contract requires that you must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $1,000,000. Currently, our administrative practice allows for aggregate Purchase Payments up to $2,000,000 without our consent. We reserve the right to change this administrative practice in the future. The aggregate amount is based on all contracts where you are either the owner and/or annuitant.

All other references in the prospectus to an initial or additional purchase payment that will bring your aggregate Purchase Payments over $1,000,000 will change to the above disclosure

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